Exhibit 99.1
2010 Third Quarter Investor Call October 29, 2010

Forward Looking Statements This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled "Risk Factors" in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor's SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements; weather conditions and other natural phenomena; acts of sabotage, wars or terrorist activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor's relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of continued disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor's revolving credit facility and indentures governing its debt instruments; Oncor's ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor's ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. Regulation G This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in this presentation, which is available on Oncor's website, www.oncor.com, under the 'News' tab in the Investor Information section, and also filed with the SEC.

Third Quarter 2010 Investor Call Agenda Financial Overview David Davis Chief Financial Officer Operational Review Bob Shapard Chairman and CEO Q&A

Weather And Premise Growth Drove Q3 Residential Volumes Q3 '09 Q3 '10 13415 14133 Avg KWH/Residential Premise, Weather Adj Q3 '09 vs Q3 '101 Q3 '09 Q3 '10 4925 4905 Residential Points of Delivery At 9/30/09 vs 9/30/10 at 9/30/09 at 9/30/10 2666 2693 DRAFT 1.0% 0.4% 0.6% 5.4% Residential GWH, Actual Q3 '09 vs Q3 '10 Q3 '09 Q3 '10 13130 13209 Residential GWH, Weather Adj Q3 '09 vs Q3 '101 1 GWH Volumes adjusted to reflect normalized number of billing days

C&I Billed Demand Down Slightly From '09 Large C&I GWH, Actual vs Weather Adj1 YTD '09 vs YTD '101 Large C&I GWH, Actual vs. Weather Adj1 Q3 '09 vs Q3 '10 Q3 '09 Q3 '10 Q3 '09 Q3 '10 18081 18795 18215 18682 1.4% 1.6% Q3 '09 Q3 '10 17883 17640 Large C&I Billed MW Demand (Avg) Q3 '09 vs Q3 '10 YTD '09 YTD'10 YTD '09 YTD '10 48109 49630 47585 48770 Q3 '09 Q3 '10 16319 16575 Large C&I Actual MW Demand (Avg) Q3 '09 vs Q3 '10 3.2% 2.6% 3.9% 2.5% Weather Adjusted Actual Weather Adjusted Actual 1 GWH Volumes adjusted to reflect normalized number of billing days

Summary of Financial Results1 Adjusted Net Income2 Q3 '09 vs. Q3 '10; $ millions Q3 '09 Q3 '10 144 146 Adjusted Operating Revenues2 Q3 '09 vs. Q3 '10; $ millions Q3 '09 Q3 '10 726 788 Q3 '09 Q3 '10 391 452 Operating Cash Flow 2 Q3 '09 vs. Q3 '10; $ millions Q3 '09 Q3 '10 273 334 1 Excludes impacts of Oncor Electric Delivery Transition Bond Company LLC (BondCo) results, debt and fair value accounting adjustments associated with the October 2007 merger and other one-time events 2 See Appendix for Regulation G reconciliations and definitions 1.4% 22.3% 8.5% 15.6% EBITDA2 Q3 '09 vs. Q3 '10; $ millions

Credit Metrics Remain Strong 1 See Appendix for Regulation G reconciliations and definitions 2 Excludes impacts from transition bond debt, a one-time write-off of regulatory assets and fair value accounting adjustments associated with the October 2007 merger TME 9/30/09 TME 9/30/10 EBITDA/Cash Interest 4.1x 4.7x Debt/EBITDA 4.0x 3.7x Credit Metrics1 2009 Rate Order has a positive effect on EBITDA due to an increase in cash revenue without a corresponding increase in cash expense Improvement in credit metrics TME 9/30/2009 TME 9/30/2010 1231 1407 14.3% EBITDA1,2 TME 9/30/2009 vs. 9/30/2010; $ millions

Liability Management $2.0 Billion Secured Revolving Credit Facility Balances at October 28, 2010; $ millions Recent Financing Actions Solid Investment Grade Credit Ratings1 Long-Term Debt Maturity Profile1 2010-2020; $ millions Rating Outlook Moody's Baa1 Stable Standard & Poor's A- Stable Fitch BBB Stable Column 2 Revolver Capacity 0 2000 Borrowings (incl. Letters of Credit) 1650 350 Lehman Unfunded Commitment 1528 122 Effective Remaining Capacity 0 1528 Cash 1528 16 Total Available Liquidity 1544 CONFIDENTIAL Issued $475M of new 5.25% 30-Yr. LTD in Sept. Executed exchange offers $324M of 6.375% debt due 2012 exchanged for new 5% debt due 2017 $126M of 5.95% debt due 2013 exchanged for new 5.75% debt due 2020 Action Result Reduced credit facility borrowings, enhancing liquidity Captures very low interest rates with long life Removed significant portion of near-term maturities to address refinancing risk / liquidity Lowered overall cost of debt '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 Long-Term Debt Maturities 375.595 523.722 500 324.405 550 126.278 1 Excludes BondCo debt

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 '08 '09 '10E '11E '12E '13E Maintenance/Other 242 207 210 190 210 210 Serve New 235 174 170 160 170 180 Automated Meters 29 166 170 160 140 Grid Expansion 285 337 260 260 200 280 CREZ 114 210 590 530 280 BPL 91 Total 882 998 1020 1360 1250 950 Actual and Estimated Capital Expenditures '08 - '13E; $ millions New Service Advanced Metering CREZ1 IT / Maintenance / General Plant Transmission Grid Expansion Large Capital Program BPL 1 Oncor currently estimates that the cost of the CREZ projects will be approximately $1.75 billion based on the original ERCOT estimate of $1.3 billion, and current estimates for the 3 default and 9 priority lines approved to date, the identification of additional costs not included in the original ERCOT estimate and Oncor's preferred routes for the remaining five subsequent projects.

Third Quarter 2010 Investor Call Agenda Financial Overview David Davis Chief Financial Officer Operational Review Bob Shapard Chairman and CEO Q&A

Oncor's CREZ build exceeds 800 line miles and supports delivery of clean wind power to Texas market 3.2 million smart meters by the end of 2012 Transforming The Business Through Technology Largest and fastest acting Static Var Compensator in the world "Self Healing" network restores service without human intervention SmartGrid Outage Management System Oncor is an industry leader in Smart Grid expansion.

Third Quarter 2010 Operational Highlights Advanced Metering Initiative Began distributing In-Home Monitors to customers ~258K meters installed in third quarter and over 1.3M total meters installed through September 2010 Industry-first, customer-information portal launched Spring 2010 Full deployment by 2012 CREZ 170 miles built and 13 major projects in service All CCNs have been filed with remaining approvals expected by March 2011 $256M total spent on CREZ through September 2010, $142M in 2010 Financial Commitment confirmed by PUCT allowing Subsequent CREZ project CCNs to proceed

Oncor Management Investment Ring-fenced Texas Competitive Electric Holdings ("TCEH") Energy Future Intermediate Holding ("EFIH") Energy Future Competitive Holdings Texas Transmission Investment 19.75% Equity Ownership 80.03% Equity Ownership 0.22% Equity Ownership Oncor Electric Delivery Holdings ("Oncor Holdings") Oncor Ownership Structure 1 Outstanding notes that are secured by membership interests in Oncor Holdings owned by EFIH. In the event of a valid Permitted Asset Transfer (disposition of EFIH's equity interests in Oncor Holdings), these notes would become obligations of the third party transferee. Oncor Holdings and Oncor are ringfenced entities and have no obligation to pay any amounts due on the approximately $3.5 billion of EFH and EFIH debt that is secured by EFIH's equity in Oncor Holdings.

Appendix - Regulation G Reconciliations

Measure Definition Adjusted Operating Revenues (non-GAAP) Oncor operating revenues, less operating revenues of Oncor Electric Delivery Transition Bond Company LLC (BondCo) Adjusted Net Income (non-GAAP) Oncor net income, less effects of purchase accounting (including goodwill adjustments) and net income of BondCo Debt (non-GAAP) Oncor total debt, less transition bonds of BondCo Operating Cash Flow (GAAP) Oncor cash provided by operating activities, less BondCo cash provided by operating activities Total Debt (GAAP) Oncor long-term debt (including current portion), plus bank loans and commercial paper EBITDA (non-GAAP) Income from continuing operations before interest expense and related charges and provisions in lieu of income tax, plus depreciation and amortization and special items. EBITDA is a measure used by Oncor to assess performance. Debt/EBITDA (non-GAAP) Total debt less transition bonds divided by EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality. EBITDA/Interest (non-GAAP) EBITDA divided by cash interest expense is a measure used by Oncor to assess credit quality. Financial Definitions

Table 1: Oncor Adjusted Operating Revenues Reconciliation Three Months Ended September 30, 2009 and 2010 $ millions Q3 09 Q3 10 Operating revenues - Oncor 770 831 Less: Operating revenues - BondCo (44) (43) Adjusted operating revenues, excluding BondCo 726 788

Q3 09 Q3 10 Net income - Oncor 132 149 Less: Net income - BondCo - - Less: Effects of fair value accounting (after tax) (4) (3) Less: Write-off of regulatory assets (after tax) 16 - Adjusted net income, excluding BondCo 144 146 Table 2: Oncor Adjusted Net Income Reconciliation Three Months Ended September 30, 2009 and 2010 $ millions

Table 3: Oncor Operating Cash Flow Reconciliation Three Months Ended September 30, 2009 and 2010 $ millions Q3 09 Q3 10 Operating cash flow - Oncor 312 368 Less: Operating cash flow - BondCo (39) (34) Operating cash flow, excluding BondCo 273 334

Table 4: Oncor EBITDA Reconciliation Three Months Ended September 30, 2009 and 2010 $ millions Q3 09 Q3 10 Net income - Oncor 132 149 Plus: Depreciation & amortization - Oncor 147 176 Plus: Provision in lieu of income taxes - Oncor 55 79 Plus: Interest expense - Oncor 85 87 Equals: EBITDA - Oncor, including BondCo 419 491 Less: Net income - BondCo - - Depreciation & amortization - BondCo (34) (33) Provision in lieu of income taxes - BondCo - - Interest expense - BondCo (10) (9) Effects of fair value accounting (pre tax) (10) (8) Write off of regulatory assets (pre tax) 25 - Regulatory asset amortization 1 11 Adjustment of goodwill liability - - EBITDA, excluding BondCo 391 452

Table 5: Oncor EBITDA Reconciliation Twelve Months Ended September 30, 2009 and 2010 $ millions TME 09 TME 10 Net Income - Oncor (524) 352 Plus: Depreciation & amortization - Oncor 527 659 Plus: Provision in lieu of income taxes - Oncor 182 207 Plus: Interest ixpense - Oncor 344 347 Equals: EBITDA - Oncor, including BondCo 529 1,565 Less: Net income - BondCo - - Depreciation & amortization - BondCo (101) (115) Provision in lieu of income taxes - BondCo - - Interest expense - BondCo (43) (39) Effects of goodwill valuation 860 - Effects of fair value accounting (pre tax) (40) (35) Write off of regulatory assets (pre tax) 25 - Regulatory asset amortization 1 41 Adjustment of goodwill liability - (10) EBITDA, excluding BondCo 1,231 1,407

Table 6: Oncor Total Debt Reconciliation At September 30, 2009 and 2010 $ millions 2009 2010 Short-term debt- Oncor 537 428 Long-term debt due currently - Oncor 106 111 Long-term debt, less due currently - Oncor 5,031 5,395 Total debt - Oncor, including BondCo 5,674 5,934 Less: Short-term debt - BondCo - - Long-term debt due currently - BondCo (106) (111) Long-term debt, less due currently - BondCo (703) (591) Fair value adjustment - BondCo 7 4 Total debt, excluding BondCo 4,872 5,236

Table 7: Oncor Interest and Debt Coverages Twelve Months Ended September 30, 2009 and 2010 $ millions TME 09 TME10 Ref Source Interest expense and related charges - Oncor 344 347 Amortization of debt fair value discount - Oncor (2) (1) Amortization of debt discount - Oncor (6) (7) AFUDC - Oncor 5 - Cash interest expense - Oncor 341 339 Less: Interest expense - BondCo (43) (39) Cash interest expense, excluding BondCo 298 300 A EBITDA, excluding BondCo 1,231 1,407 B Table 5 Total debt, excluding BondCo 4,872 5,236 C Table 6 EBITDA/interest - ratio (B / A) 4.1x 4.7x Debt/EBITDA - ratio (C / B) 4.0x 3.7x